United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 1, 2010

Clarus Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24277 (Commission File Number)	58-1972600 (IRS Employer Identification Number)

2084 East 3900 South, Salt Lake City, Utah (Address of principal executive offices)	84124 (Zip Code)

Registrant’s telephone number, including area code:  (801) 278-5552

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreements.

Amendment to the Clarus Corporation 2005 Equity Incentive Plan

On September 1, 2010, the Board of Directors (the “Board”) of Clarus Corporation (the “Company”) approved an amendment to the Company’s 2005 Stock Incentive Plan (the “Plan”) that imposes a maximum aggregate limit of 4,500,000 on the number of incentive stock options that may be issued under the Plan, as well as certain technical changes to conform to amendments to Sections 162(m) and 409A of the Internal Revenue Code, as amended.  As previously disclosed, the Company’s stockholders approved the amendment imposing the maximum aggregate limit on the number of incentive stock options that may be issued under the Plan at the Company’s 2010 Annual Meeting of Stockholders held on August 5, 2010.

A copy of Amendment No. 1 to the Company’s 2005 Stock Incentive Plan is attached to this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference as though fully set forth herein. The foregoing summary description of Amendment No. 1 to the Company’s 2005 Stock Incentive Plan is not intended to be complete and is qualified in its entirety by the complete text of Amendment No. 1 to the Company’s 2005 Stock Incentive Plan.

Transition Agreement Amendment

On September 1, 2010, the Company entered into Amendment No. 1 to the Transition Agreement with Kanders & Company, Inc., dated as of May 28, 2010.  Amendment No. 1 to the Transition Agreement modifies the end date for the period in which Kanders & Company, Inc., is to provide transition services to the Company from March 31, 2011 to December 31, 2010.  Kanders & Company, Inc. is an entity owned and controlled by Mr. Warren B. Kanders, the Company’s Executive Chairman.

A copy of Amendment No. 1 to the Transition Agreement is attached to this Current Report on Form 8-K as Exhibit 10.2, and is incorporated herein by reference as though fully set forth herein. The foregoing summary description of Amendment No. 1 to the Transition Agreement is not intended to be complete and is qualified in its entirety by the complete text of Amendment No. 1 to the Transition Agreement.

Item 9.01.   Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description
10.1	Amendment No. 1 to Clarus Corporation 2005 Stock Incentive Plan.
10.2	Amendment No. 1 to Transition Agreement, dated September 1, 2010, between Clarus Corporation and Kanders and Company, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 7, 2010

CLARUS CORPORATION

By: /s/ Robert Peay Name: Robert Peay, Title: Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit	Description
10.1	Amendment No. 1 to Clarus Corporation 2005 Stock Incentive Plan.
10.2	Amendment No. 1 to Transition Agreement, dated September 1, 2010, between Clarus Corporation and Kanders and Company, Inc.